Series Number:  1
For period ending 3/31/2013

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    198

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 13
                                B Class                                                                                 -
        C Class                                                 1

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0001

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0001
        B Class                                            $0.0001
        C Class                                            $0.0001

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           2,032,035

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   166,610
                                    B Class                                                              658
C Class                              7,242

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $1.00

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $1.00
                                    B Class                  $1.00
C Class                            $1.00

Series Number:  3
For period ending 3/31/2013

48)	Investor, A, B, C & R
                    First $1 billion 0.701%
                    Next $1 billion 0.649%
                    Next $3 billion 0.619%
                    Next $5 billion 0.599%
                    Next $15 billion 0.586%
                    Next $25 billion 0.584%
                    Over $50 billion 0.583%

Institutional
                   First $1 billion 0.501%
                   Next $1 billion 0.449%
                   Next $3 billion 0.419%
                   Next $5 billion 0.399%
                   Next $15 billion 0.386%
                   Next $25 billion 0.384%
                   Over $50 billion 0.383%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    45,728
                                Institutional Class               81,529
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 15,260
                                B Class                                                                                 166
        C Class                                                 2,572
                                R Class                                                                                 630

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2728
                               Institutional Class                                                      $0.2951
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2449
        B Class                                            $0.1612
        C Class                                            $0.1613
        R Class                                                      $0.2171

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           169,197
                              Institutional Class     297,963

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   58,971
                                    B Class                                                              935
C Class                              15,186
R Class                              2,955

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.08
                                Institutional Class  $11.08

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $11.09
                                    B Class                  $11.08
C Class                            $11.09
R Class                            $11.09

Series Number:  4
For period ending 3/31/2013

48)	Investor, A, C & R
     First $1 billion 0.951%
                 Next $1 billion 0.899%
                 Next $3 billion 0.869%
                 Next $5 billion 0.849%
                 Next $15 billion 0.836%
                 Next $25 billion 0.834%
                Over $50 billion 0.833%

         Institutional
                 First $1 billion 0.751%
                 Next $1 billion 0.699%
                 Next $3 billion 0.669%
                 Next $5 billion 0.649%
                 Next $15 billion 0.636%
                 Next $25 billion 0.634%
                Over $50 billion 0.633%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    18,364
                                Institutional Class               14,785
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 3,253
        C Class                                                 1,182
                                R Class                                                                                 126

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.3846
                               Institutional Class                                                      $0.3970
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.3694
        C Class                                            $0.3233
        R Class                                                      $0.3542

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           51,696
                              Institutional Class     44,889

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   8,671
C Class                              3,782
R Class                              367

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $6.29
                                Institutional Class  $6.29

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $6.29
C Class                            $6.29
R Class                            $6.29

Series Number:  5
For period ending 3/31/2013

48)	Investor, A, B, C & R
                   First $1 billion 0.671%
                   Next $1 billion 0.619%
                   Next $3 billion 0.589%
                   Next $5 billion 0.569%
                   Next $15 billion 0.556%
                   Next $25 billion 0.554%
                  Over $50 billion 0.553%

    Institutional
                 First $1 billion 0.471%
                 Next $1 billion 0.419%
                 Next $3 billion 0.389%
                 Next $5 billion 0.369%
                 Next $15 billion 0.356%
                 Next $25 billion 0.354%
                Over $50 billion 0.353%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    3,543
                                Institutional Class               1,325

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,208
                                B Class                                                                                 13
        C Class                                                 276
                                R Class                                                                                 242

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1312
                               Institutional Class                                                      $0.1522
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1051
        B Class                                            $0.0267
        C Class                                            $0.0267
        R Class                                                      $0.0790

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           33,117
                              Institutional Class     8,765

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   22,864
                                    B Class                                                              461
C Class                              9,504
R Class                              2,795

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.61
                                Institutional Class  $10.67

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.53
                                    B Class                  $10.44
C Class                            $10.45
R Class                            $10.80

Series Number:  9
For period ending 3/31/2013

48)	Investor, A, C & R
                    First $1 billion 0.751%
                    Next $1 billion 0.699%
                    Next $3 billion 0.669%
                    Next $5 billion 0.649%
                    Next $15 billion 0.636%
                    Next $25 billion 0.634%
                    Over $50 billion 0.633%

            Institutional
                    First $1 billion 0.551%
                    Next $1 billion 0.499%
                    Next $3 billion 0.469%
                    Next $5 billion 0.449%
                    Next $15 billion 0.436%
                    Next $25 billion 0.434%
                   Over $50 billion 0.433%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    3,670
                                Institutional Class               205

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,011
        C Class                                                 297
                                R Class                                                                                 38

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2651
                               Institutional Class                                                      $0.2875

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2370
        C Class                                            $0.1529
        R Class                                                      $0.2100

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           15,056
                              Institutional Class     711

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   9,180
C Class                              2,120
R Class                              197

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.18
                                Institutional Class  $11.18

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $11.18
C Class                            $11.18
R Class                            $11.18

Series Number:  10
For period ending 3/31/2013

48)	Investor, A, C & R
                    First $1 billion 0.701%
                    Next $1 billion 0.649%
                    Next $3 billion 0.619%
                    Next $5 billion 0.599%
                    Next $15 billion 0.586%
                    Next $25 billion 0.584%
                    Over $50 billion 0.583%

    Institutional
                   First $1 billion 0.501%
                   Next $1 billion 0.449%
                   Next $3 billion 0.419%
                   Next $5 billion 0.399%
                   Next $15 billion 0.386%
                   Next $25 billion 0.384%
                  Over $50 billion 0.383%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    2,678
                                Institutional Class               413
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,106
        C Class                                                 49
                                R Class                                                                                 9

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1153
                               Institutional Class                                                      $0.1363
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0891
        C Class                                            $0.0133
        R Class                                                      $0.0628

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           27,749
                              Institutional Class     3,723

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   10,852
C Class                              3,101
R Class                              175

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.54
                                Institutional Class  $10.54

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.54
C Class                            $10.54
R Class                            $10.55